TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of February 3, 2006, by and among HEALTHRENU MEDICAL, INC., a Delaware corporation (the "Company"), DAVID GONZALEZ, ESQ. (the "Escrow Agent") and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

      WHEREAS, the Company, the Escrow Agent and the Investor entered into a Standby Equity Distribution Agreement (the "SEDA") and an Escrow Agreement each dated May 23, 2005 (the "Escrow Agreement").

      NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and in the Escrow Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Termination. Each of the parties to this Agreement hereby terminates the Escrow Agreement and the respective rights and obligations contained therein and any rights and obligations with respect to escrow arrangements provided for in the SEDA. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Escrow Agreement or the escrow arrangements (including fees) provided for in the SEDA.


      IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

HEALTHRENU MEDICAL, INC.                    CORNELL CAPITAL PARTNERS, LP

                                            By:  Yorkville Advisors, LLC
By: /s/ Robert W. Prokos                    Its: General Partner
    --------------------------------
    Name:  Robert W. Prokos
    Title: President & CEO                  By: /s/  Mark A. Angelo
                                                --------------------------------
                                                Name:  Mark A. Angelo
                                                Title: Portfolio Manager


                                            ESCROW AGENT


                                            By:   /s/ David Gonzalez, Esq.
                                                  ------------------------------
                                            Name: David Gonzalez, Esq.